UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2003

                               HUGHES SUPPLY, INC.

             (Exact name of registrant as specified in its charter)

           Florida                    001-08772                  59-0559446
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

       20 North Orange Avenue, Suite 200, Orlando, Florida        32801
           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (407) 841-4755

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

On May 27, 2003, the Company issued the press release attached to this report as
Exhibit 99.1, which is incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits

(c) EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press Release issued by Hughes Supply, Inc. dated May 27, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2003

                      Hughes Supply, Inc.

                      By: /s/ David Bearman
                          ----------------------------------------------------
                          David Bearman
                          Executive Vice President and Chief Financial Officer